SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): September 12, 2005
                                                  (September 9, 2005)

                          AXIS CAPITAL HOLDINGS LIMITED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Bermuda                   001-31721                 98-0395986
----------------------------  -----------------------  -----------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)


               106 Pitts Bay Road
               Pembroke, Bermuda                                   HM 08
---------------------------------------------------    -------------------------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: 441-296-2600

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         On September 9, 2005, AXIS Capital Holdings Limited, a Bermuda company, issued the press release attached hereto regarding the impact of Hurricane Katrina.


Item 9.01.        Financial Statements and Exhibits.

(c)               Exhibits

                  99.1         Press Release dated September 9, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2005                AXIS CAPITAL HOLDINGS LIMITED


                                         By: /s/ Carol S. Rivers
                                             -----------------------------------
                                                 Carol S. Rivers
                                                 General Counsel

                                  EXHIBIT INDEX

Exhibit
Number                 Description of Document
-------                -----------------------

99.1               Press Release dated September 9, 2005.